EXHIBIT  10.1     EIGHTH AMENDMENT



                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


              THIS EIGHTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of October 23, 1996, among CENTRAL PRODUCTS COMPANY, a Delaware corporation ("CENTRAL"), SPINNAKER COATING, INC., a Delaware corporation formerly known as Brown-Bridge Industries, Inc. ("COATING"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER" and, together with Central, Coating and SCM, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and, together with the Borrowers, the "Credit Parties"), each of the financial institutions from time to time parties thereto, as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders, TRANSAMERICA BUSINESS CREDIT CORPORATION, as collateral agent (in such capacity, the "COLLATERAL AGENT"), and BANKERS TRUST COMPANY, as issuing bank (the "ISSUING BANK"), is made as of December 31, 1998 among the Credit Parties, the Agent, the Collateral Agent, the Issuing Bank and the Lenders.

                              W I T N E S S E T H :


              WHEREAS, the Credit Parties, the Lenders, the Agent, the Collateral Agent and the Issuing Bank are parties to the Credit Agreement, dated as of October 23, 1996 (as amended by the First Amendment dated as of December 31, 1996, the Second Amendment dated as of March 31, 1997, the Third Amendment dated as of September 30, 1997, the Fourth Amendment dated as of December 31, 1997, the Fifth Amendment dated as of March 17, 1998, the Sixth Amendment dated as of March 17, 1998 and the Seventh Amendment and Consent dated as of June 30, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

              WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein; and

              WHEREAS, the Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein.

              NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

              SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:

              (a) Section 1.1 of the Credit Agreement is amended by inserting the following definitions in their proper alphabetical order:

                      "'EQUIPMENT' is defined in the Security Agreement."

                      "'INDENTURE' means the Indenture dated as of October 23,
              1996 among the Credit Parties and The Chase Manhattan Bank, as Trustee, as amended, supplemented or otherwise modified from time to time."

                      "'INDENTURE BORROWING BASE' means, on any day, the
              outstanding principal amount of Indebtedness permitted under
              Section 4.09(b)(i) of the Indenture on such day."

                      "'INDENTURE BORROWING BASE CERTIFICATE' is defined in
              Section 7.1(b)(iv)."

              (b) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is amended and restated as follows:

                      "'BORROWING BASE' means, on any day, the lesser of (a)
              the sum of the Brown Borrowing Base, the Central Borrowing Base, the Entoleter Borrowing Base and the SCM Borrowing Base on such day and (b) the Indenture Borrowing Base on any such day."

              (c) The definition of "Brown Borrowing Base" in Section 1.1 of the Credit Agreement is amended by adding the following immediately before the period at the end thereof: "and (c) $3,000,000"

              (d) The definition of "Collateral" in Section 1.1 of the Credit Agreement is amended by adding ", Equipment" after "Inventory."

              (e) The definition of "Consolidated Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement is amended and restated as follows:

              "'CONSOLIDATED FIXED CHARGE COVERAGE RATIO' means with respect to the Guarantor and its Restricted Subsidiaries for any period, the ratio of (X) EBITDA for such period to (Y) (i) scheduled principal amounts of all Indebtedness paid or payable by such Person in such period, whether or not such payments are actually made (other than (A) payments on the Line of Credit which do not permanently reduce the Commitments, (B) payments under the SDW Subordinated Note and
              (C) payments made under the Tesa Note solely in shares of common stock of the Guarantor), PLUS (ii) all interest and fees for the use of money or the availability of money, including commitment, facility and like fees and charges upon Indebtedness (including Indebtedness to the Lenders) payable by such Persons during such period whether or not such interest or fees are actually paid, but excluding (A) the amortization of deferred financing fees incurred or paid between October 1996 and July 28, 1998 and (B) the amendment fee payable to the Lenders pursuant to Section 2(b)(i) of the Eighth Amendment to this Credit Agreement, PLUS (iii) all loans and Investments made by such Persons in or to any other Person made during such period (other than (A) Investments financed with the Equity Proceeds Amount and (B) Investments made with shares of common stock of the Guarantor), PLUS (iv) all cash dividends paid or declared by the Guarantor during such period, regardless of whether or when such dividends are actually paid, PLUS (v) all cash taxes paid or payable by such Persons during such period, PLUS (vi) all Capital Expenditures paid or payable by such Persons during such period (other than Capital Expenditures financed with (A) the proceeds of Indebtedness permitted hereunder and (B) the Equity Proceeds Amount)."

              (f) Section 7.1(b) of the Credit Agreement is amended by adding at the end thereof the following:

                      "(iv) WEEKLY AND MONTHLY INDENTURE BORROWING BASE
              CERTIFICATES. Weekly, before 12:00 noon on the second Business Day of each week (except the last week of each month), monthly, within two (2) Business Days after the last Business Day of each month, and at any other time requested by the Agent or the Collateral Agent in its reasonable discretion, a borrowing base certificate (an "INDENTURE BORROWING BASE CERTIFICATE"), which shall be: (A) completed substantially in the form of Exhibit O, detailing the Indenture Borrowing Base as of each Friday of the immediately preceding week and as of the last day of each month, as applicable (or as of such other date as the Agent or the Collateral Agent may request); (B) prepared by or under the supervision of an Authorized Officer of the Guarantor and certified by such officer subject only to adjustment upon completion of the normal year-end audit of physical inventory; and (C) attached to such additional schedules and other information as the Agent or the Collateral Agent may reasonably request."

              (g) Section 7.2(r) of the Credit Agreement is amended and restated as follows:

                      "(r) CAPITAL EXPENDITURES. The Credit Parties and their
              Restricted Subsidiaries will not at any time make or commit to make any payments for Capital Expenditures other than Capital Expenditures which are directly related to the business conducted by the Borrowers and their Restricted Subsidiaries on the Closing Date

                                    (i) in the aggregate not exceeding the
                      amount (the "Base Amount") for each six month period (or portion thereof) set forth below:


                                   PERIOD                                        AMOUNT
                                   ------                                        ------
              July 1, 1998 through December 31, 1998                          $5,000,000

              January 1, 1999 through June 30, 1999                           $2,300,000

              July 1, 1999 through December 31, 1999                          $2,200,000

              January 1, 2000 through June 30, 2000                           $2,500,000

              July 1, 2000 through December 31, 2000                          $2,500,000

              Each six month period ended each June 30
              and December 31 thereafter                                      $3,000,000

              PROVIDED, HOWEVER, that for any six month period commencing with the six month period ending June 30, 1999, the Base Amount set forth above may be increased by carrying over to any such six month period any portion of the Base Amount not spent in the immediately preceding six month period (but not in any period prior thereto); and

                                   (ii) at any time in an aggregate amount
                      equal to the Equity Proceeds Amount at such time (which Capital Expenditures will not be included in any determination under clause (i) above)."

              (h) Section 7.2(s) of the Credit Agreement is amended and restated as follows:

              "(s) [Intentionally Omitted]"

              (i) Section 7.2(u) of the Credit Agreement is amended and restated as follows:

                      "(u) MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO; MINIMUM
              CONSOLIDATED FIXED CHARGE COVERAGE RATIO. (i) The Credit Parties will not permit the Consolidated Interest Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period:


                                   PERIOD                                                  RATIO
                                   ------                                                  -----
         January 1, 1998 through December 31, 1998                                       1.00:1.00
         January 1, 1999 through March 31, 1999                                          0.62:1.00
         January 1, 1999 through June 30, 1999                                           0.89:1.00
         January 1, 1999 through September 30, 1999                                      1.05:1.00
         January 1, 1999 through December 31, 1999                                       1.18:1.00
         April 1, 1999 through March 31, 2000                                            1.20:1.00
         July 1, 1999 through June 30, 2000                                              1.30:1.00
         October 1, 1999 through September 30, 2000                                      1.40:1.00
         Four fiscal quarters ended each December 31, March 31, June 30 and              1.50:1.00
         September 30 thereafter


                           (ii) The Credit Parties will not permit Consolidated
                  Fixed Charge Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period:


                                   PERIOD                                                  RATIO
                                   ------                                                  -----
         July 1, 1998 through December 31, 1998                                          0.75:1.00
         January 1, 1999 through March 31, 1999                                          0.48:1.00
         January 1, 1999 through June 30, 1999                                           0.69:1.00
         January 1, 1999 through September 30, 1999                                      0.81:1.00
         January 1, 1999 through December 31, 1999                                       0.91:1.00
         April 1, 1999 through March 31, 2000                                            1.00:1.00
         July 1, 1999 through June 30, 2000                                              1.00:1.00
         Four fiscal quarters ended each September 30,                                   1.10:1.00"
         December 31 March 31 and June 30 thereafter


              (j) Schedule 6.1(k) to the Credit Agreement is amended and restated in the form of Annex I.

              (k) The Credit Agreement is amended by adding thereto a new Exhibit O in the form of Annex II.

              SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of (a) this Amendment, duly executed by the Credit Parties, the Collateral Agent, the Issuing Bank and the Lenders, (b) payment (i) of an amendment fee of $200,000 for the ratable benefit of the Lenders and (ii) of all costs and expenses incurred by the Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the documents contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Agent and (c) the following documents, each of which shall be in form and substance satisfactory to the Agent and the Collateral Agent (collectively, the "AGENTS"):

                                    (i) Certified copies of the resolutions of
                  the Board of Directors of each Credit Party approving this Amendment, the documents delivered and to be delivered in connection herewith and the matters contemplated hereby.

                                   (ii) A certificate of the Secretary or an
                  Assistant Secretary of each Credit Party certifying the names and true signatures of the officers of such Credit Party who are authorized to sign this Amendment and the documents delivered and to be delivered in connection herewith to which such Credit Party is or will be a party.

                                  (iii) A certificate executed by an Authorized
                  Officer of the Guarantor certifying that (A) the representations and warranties contained in Section 5 hereof are true and correct on and as of the date of such certificate as though made on and as of such date, (B) the representations and warranties contained in Section 6.1 of the Credit Agreement are true and correct on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (C) no Default or Event of Default has occurred and is continuing.

                                    (iv) An opinion of Haynes and Boone covering
                  such matters relating to this Amendment and the transactions contemplated hereby as the Agent shall reasonably request (including, without limitation, an opinion that the transactions contemplated hereby do not conflict with or constitute a default under the SDW Subordinated Note or the indenture relating to the Senior Notes).

                                    (v) An amendment to the Security Agreement,
                  substantially in the form of Exhibit A (as so amended, the "AMENDED SECURITY AGREEMENT"), duly executed by the Credit Parties.

                                   (vi) Uniform Commercial Code financing
                  statements and fixture filings, naming each Credit Party as debtor and the Agent as secured party, duly executed by the applicable Credit Party, to be filed in all jurisdictions that the Agent deems necessary or desirable to perfect the liens created under the Amended Security Agreement; PROVIDED, that fixture filings will be recorded solely with respect to the properties owned by the Credit Parties (other than the warehouse located at 601 West 50th Avenue, Denver, Colorado).

                                  (vii) An Indenture Borrowing Base Certificate,
                  substantially in the form of Annex II, duly executed by an Authorized Officer of the Guarantor.

                                 (viii) A certificate of insurance naming the
                  Agent as loss payee and additional insured.

                                   (ix) A certificate executed by an Authorized
                  Officer of each Credit Party to the effect that such Credit Party is solvent after giving effect to the transactions contemplated by this Amendment.

                                    (x) Such other documents, agreements,
                  opinions and instruments as the Agents deem necessary or desirable in connection with the transactions contemplated hereby.

                  SECTION 3.  CONDITIONS SUBSEQUENT.

              (a) Not later than May 31, 1999, the Credit Parties shall deliver to the Agents a copy of an appraisal conducted in accordance with sound appraisal standards by independent appraisers acceptable to, and in form satisfactory to, the Agents of the Credit Parties' Equipment, showing the auction value of such Equipment (the "Auction Value") as of a recent date.

              (b) If the Auction Value is less than $17,500,000, then not later than July 31, 1999 (or such later date as the Agents may determine), the Credit Parties shall deliver or cause to be delivered to the Agents the following:

                                   (i) a mortgage or deed of trust, in form and
                  substance satisfactory to the Agents (each, a "Mortgage"), encumbering each MORTGAGED Property (as defined below), duly executed by the Borrower that owns such Mortgaged Property;

                                  (ii) a mortgagee's title policy for each
                  Mortgage (A) dated on or about the date of such Mortgage in an amount satisfactory to the Agents; (B) insuring that such Mortgage creates a valid first Lien on the Mortgaged Property, free and clear of all Liens except Liens permitted under the Credit Agreement; (C) naming the Agents as the insured thereunder; (D) in the form of ALTA Loan Policy-1992 or such other form as is acceptable to the Agents; and (E) containing such endorsements and affirmative coverages as the Agents may reasonably request, together with evidence that all premiums in respect of each such policy have been paid by or on behalf of the Borrowers;

                                  (iii) a survey of each Mortgaged Property, in
                  form and substance satisfactory to the Agents and certified within 45 days prior to the date of the related Mortgage by an independent public surveyor reasonably satisfactory to the Agents, meeting the minimum standard detail requirements for ALTA/ACSM surveys, and showing (A) the exact location and dimensions of such Mortgaged Property and the improvements thereon, (B) the exact location of all lot and street lines, required height and setback lines, all means of access to and all easements relating to such Mortgaged Property, (C) the names of all streets and alleys abutting such Mortgaged Property and (D) the absence of any encroachments, rights-of-way or easements on such Mortgaged Property or any encroachments by the improvements thereon on adjoining property, or any other defects except Liens permitted under the Credit Agreement, together with a surveyor's certificate reasonably satisfactory to the Agents; and

                                   (iv) a copy of an appraisal of each Mortgaged
                  Property conducted in accordance with sound appraisal standards by independent appraisers acceptable to, and in form and substance satisfactory to, the Agents, showing the fair market value of such Mortgaged Property as of a recent date.

              (c) If the Auction Value is less than $17,500,000, then not later than July 31, 1999 (or such later date as the Agents may determine), the Credit Parties shall, at their own expense, execute and deliver all such documents, agreements, opinions and instruments, and take all such actions (including, without limitation, the payment of applicable mortgage recording taxes), relating to the Mortgages and the Mortgaged Properties as the Agents may reasonably request.

As used herein, "MORTGAGED PROPERTIES" means the properties selected by the Agents from the properties listed on Annex III with an aggregate appraised fair market value approximately equal to $17,500,000 less the Auction Value.

              SECTION 4. CONDITIONAL RELEASE OF LIENS ON NEW COLLATERAL. Upon the request, and at the expense, of the Credit Parties, the Agent shall release its Lien on the Mortgaged Properties (if any) and the Equipment of each Credit Party other than SCM (the "NEW COLLATERAL ") after June 30, 2000 if (a) no Default or Event of Default has occurred and is continuing, (b) Unused Availability is equal to or greater than the sum of $12,500,000 and the amount of accrued and unpaid interest on the Senior Notes, (c) the accounts payable of the Credit Parties have been paid in accordance with their terms and (d) the Agent has received evidence reasonably satisfactory to it that the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, commencing with the period ended June 30, 2000, is equal to or greater than the 1.40:1.00. The Lenders hereby consent to the release of the Agent's Lien on the New Collateral in accordance with the terms of this Section 4.

              SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

              (a) The execution, delivery and performance by such Credit Party of this Amendment, the Credit Agreement as amended hereby and the documents delivered in connection herewith to which such Credit Party is a party (i) are within such Credit Party's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene
(A) such Credit Party's Governing Documents, (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound (including, without limitation, the SDW Subordinated Note or the indenture relating to the Senior Notes), (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party, other than Liens in favor of the Agent.

              (b) This Amendment, the Credit Agreement as amended hereby and the documents delivered in connection herewith to which such Credit Party is a party constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

              (c) There is no pending or, to the best of its knowledge, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Amendment, the Credit Agreement as amended hereby or the documents delivered in connection herewith.

              (d) Since December 31, 1998, there has occurred no change, occurrence, development or event which has had or could be reasonably expected to have a Material Adverse Effect.

              (e) All consents, filings and approvals required in connection with the execution, delivery and performance by such Credit Party of this Amendment, the Credit Agreement as amended hereby and the documents delivered in connection herewith have been obtained or made and are in full force and effect.

              (f) Upon the proper filing of the Uniform Commercial Code financing statements, the Liens granted pursuant to the Amended Security Agreement constitute valid and enforceable first priority and perfected Liens on the Collateral described therein, to the extent such Liens can be perfected by the filing of such financing statements.

              (g) Set forth on Annex III is a complete and correct list of each parcel of real property owned by any of the Borrowers, together with the current book value of such parcel determined in accordance with GAAP.

             SECTION 6.  REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

              (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

              (d) This Amendment shall be deemed to be a Credit Document for all purposes. Without limiting the generality of the foregoing, the parties hereto agree that the failure by the Credit Parties to comply with any of the provisions of this Amendment shall constitute an Event of Default.

              SECTION 7. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

              SECTION 8. EXPENSES. The Credit Parties shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Collateral Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent and local counsels to the Agent and the costs and expenses of the appraisal, the title insurance policies and the surveys required to be delivered pursuant to Section 3.

              SECTION 9. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                 BORROWERS

                                 CENTRAL PRODUCTS COMPANY



                                 By: /s/ Mark Matteson
                                    -------------------------------------------
                                    Name: Mark Matteson
                                    Title: Vice President

                                 SPINNAKER COATING, INC.,
                                 formerly known as
                                 Brown-Bridge Industries, Inc.



                                 By: /s/ Mark Matteson
                                    -------------------------------------------

                                    Name: Mark Matteson
                                    Title: Vice President

                                 ENTOLETER, INC.



                                 By: /s/ Mark Matteson
                                    -------------------------------------------
                                    Name: Mark Matteson
                                    Title: Vice President

                                 SPINNAKER COATING-MAINE, INC.



                                 By: /s/ Mark Matteson
                                    -------------------------------------------
                                    Name: Mark Matteson
                                    Title: Vice President

                                 GUARANTOR

                                 SPINNAKER INDUSTRIES, INC.



                                 By: /s/ Mark Matteson
                                    -------------------------------------------
                                    Name: Mark Matteson
                                    Title: Vice President, Corporate Development

                                 AGENT

                                 BT COMMERCIAL CORPORATION, as Agent



                                 By: /s/ Frank A. Chiovari
                                    -------------------------------------------
                                  Name: Frank A. Chiovari
                                  Title: Vice President


                                 COLLATERAL AGENT

                                 TRANSAMERICA BUSINESS CREDIT CORPORATION, as
                                 Collateral Agent



                                 By: /s/ Robert L. Heinz
                                    -------------------------------------------
                                  Name: Robert L. Heinz
                                  Title: Senior Vice President


                                 ISSUING BANK

                                 BANKERS TRUST COMPANY, as Issuing Bank



                                 By: /s/ Frank A. Chiovari
                                    -------------------------------------------
                                  Name: Frank A. Chiovari
                                  Title: Vice President


                                 LENDERS

                                 BT COMMERCIAL CORPORATION



                                 By: /s/ Frank A. Chiovari
                                    -------------------------------------------
                                 Name: Frank A. Chiovari
                                 Title: Vice President

                                 TRANSAMERICA BUSINESS CREDIT CORPORATION



                                 By: /s/ Robert L. Heinz
                                    -------------------------------------------
                                  Name: Robert L. Heinz
                                  Title: Senior Vice President